                                                                      Exhibit 24

                               POWER OF ATTORNEY

          KNOW ALL MEN BY THESE PRESENTS, that the undersigned directors and officers of The Quaker Oats Company (the "Company") hereby constitute and appoint William D. Smithburg, R. Thomas Howell, Jr., and Gerald A. Cassioppi and each of them, as true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for each of them and in each of their names, places and steads, in any and all capacities, to sign a Form S-3 Registration Statement under the Securities Act of 1933 registering up to 3,000,000 shares of common stock ($5.00 par value) of the Company for issuance pursuant to the Company's Dividend Reinvestment and Stock Purchase Plan, and each Amendment to such Registration Statement (including Post-Effective Amendments), and to file the Registration Statement and all Amendments thereto, together with all exhibits and other documents in connection therewith, with the Securities and Exchange Commission, hereby granting unto said attorneys-in-fact and each of them full power and authority to do and perform any and all acts and things desirable or necessary to be done in and about the premises in connection with the above (including registration or qualification of the common stock under the securities laws of the various states), as fully to all intents and purposes as each of them might do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them may lawfully do or cause to be done by virtue hereof.

Dated:     September 13, 1995


            SIGNATURE                               TITLE
            ---------                               -----

     /s/ WILLIAM D. SMITHBURG  Chairman and Chief Executive Officer and Director
     ------------------------
      William D. Smithburg

     /s/ ROBERT S. THOMASON    Senior Vice President and Chief Financial Officer
     ------------------------
       Robert S. Thomason

     /s/ THOMAS L. GETTINGS    Vice President and Corporate Controller
     ------------------------
       Thomas L. Gettings

     /s/ FRANK C. CARLUCCI     Director
     ------------------------
        Frank C. Carlucci

     /s/ SILAS S. CATHCART     Director
     ------------------------
        Silas S. Cathcart

     /s/ KENNETH I. CHENAULT   Director
     ------------------------
       Kenneth I. Chenault

     /s/ JUDY C. LEWENT        Director
     ------------------------
         Judy C. Lewent

     /s/ VERNON R. LOUCKS, JR. Director
     ------------------------
      Vernon R. Loucks, Jr.

     /s/ THOMAS C. MACAVOY     Director
     ------------------------
        Thomas C. MacAvoy

     /s/ PHILIP A. MARINEAU    Director
     ------------------------
       Philip A. Marineau

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     /s/ LUTHER C. MCKINNEY       Director
     -------------------------
       Luther C. McKinney

     /s/ GERTRUDE G. MICHELSON    Director
     -------------------------
       Gertrude G. Michelson

     /s/ WALTER J. SALMON         Director
     -------------------------
       Walter J. Salmon

     /s/ WILLIAM L. WEISS         Director
     -------------------------
       William L. Weiss